UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRSTCITY FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 15, 2011

TO THE STOCKHOLDERS OF FIRSTCITY FINANCIAL CORPORATION:

        You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of FirstCity Financial Corporation (the "Company"), which will be held at the Company's principal executive offices located at 6400 Imperial Drive, Waco, Texas 76712, on August 15, 2011, at 11:00 a.m. local time. More information about the Annual Meeting is included in the Proxy Statement. The Annual Meeting is being held for the following purposes:

  1.
  To elect eight directors to serve on the Company's Board of Directors until the 2012 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        As resolved by the Company's Board of Directors, stockholders of record at the close of business on July 6, 2011 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. The Board of Directors unanimously recommends that you vote your shares as follows:

  (1)
  FOR the election of each director nominee; and

  (2)
  FOR the ratification of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

        The enclosed Proxy Statement contains detailed information about the business to be transacted at the Annual Meeting. In addition, we have enclosed a copy of the Company's 2010 Annual Report on Form 10-K (as amended by Form 10-K/A Amendment No. 1).

        If you have any questions or need additional information about the Annual Meeting, please contact the Company's investor relations liaison at telephone number (866) 652-1810 or via email at investors@fcfc.com.

                      By Order of the Board of Directors,

                      Lotte D. Bostick
                       Secretary

Waco, Texas
July 7, 2011

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please act promptly and submit your vote as soon as possible using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the Annual Meeting and vote in person should you so choose. You may change or revoke your proxy at any time before it is exercised.

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is furnished to stockholders of FirstCity Financial Corporation, a Delaware corporation ("FirstCity," "Company,""we" or "our"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the 2011 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the Company's principal executive offices located at 6400 Imperial Drive, Waco, Texas 76712, on August 15, 2011, at 11:00 a.m. local time. This Proxy Statement describes the proposals which will be on the ballot at the Annual Meeting, and any adjournments or postponements thereof, as well as other important information about the Company. The proposals for which your vote is being solicited are as follows:

  1.
  To elect eight directors to serve on the Board until the 2012 annual meeting of stockholders or until their respective successors are elected and qualified; and

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

        Included with this Proxy Statement are the Company's 2010 Annual Report on Form 10-K ("Original Report") (as amended by Form 10-K/A Amendment No. 1), the Notice of the 2011 Annual Meeting, and your Proxy Card. These materials are first being mailed to stockholders on or about July 12, 2011. The information contained in these documents is accurate as of the dates specified therein. Changes or updates in the data, information or facts contained in such documents may occur after the mailing.

        Any stockholder who does not receive a copy of the Notice of Annual Meeting, this Proxy Statement and the Proxy Card, either by mail or on the internet, may obtain these materials at the Annual Meeting, or by contacting the Company's investor relations liaison in advance of the Annual Meeting at telephone number (866) 652-1810 or via email at investors@fcfc.com.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held August 15, 2011

        This Proxy Statement and our 2010 Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, are available on the internet at http://www.fcfc.com/proxy/2011/proxy.htm. Under rules issued by the U.S. Securities and Exchange Commission ("SEC"), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Questions About the Annual Meeting and Voting

Why am I receiving this Proxy Statement?

        You have received these proxy materials because the Board of FirstCity is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including (1) the election of eight directors to serve on the Board until the 2012 annual meeting of stockholders or until their respective successors are elected and qualified; and (2) the ratification of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. Our management will report on FirstCity's progress and respond to questions from stockholders. In addition, it is expected that one or more representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions regarding their audit of our consolidated financial statements and records for the fiscal year ended December 31, 2010.

Who is entitled to vote?

        Only stockholders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), outstanding at the close of business on July 6, 2011 (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote the shares that they held at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. At the close of business on the Record Date, there were 10,385,590 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 10,385,590 shares outstanding. Each share of the Common Stock on the Record Date will be entitled to one vote for each proposal to be considered at the Annual Meeting.

Who can attend the meeting?

        All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Others may attend the meeting at our discretion. If you have any questions or wish to obtain directions to attend the Annual Meeting and to vote in person, please contact the Company's investor relations liaison in advance of the Annual Meeting at telephone number (866) 652-1810 or via email at investors@fcfc.com.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or represented by proxy, of a majority of the outstanding shares entitled to vote on the Record Date will constitute a quorum, which will permit us to hold the Annual Meeting and conduct business. Therefore, you will be considered part of the quorum if you return a signed and dated Proxy Card, if you vote by telephone, or if you attend the Annual Meeting. Proxies received but marked as abstentions, withheld votes and broker non-votes will be counted for purposes of determining whether a quorum is present. Abstentions include shares present in person but not voting, and shares represented by proxy but with respect to which the holder has abstained. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

How do I vote by proxy before the meeting?

        Before the meeting, you may vote your shares in one of the following methods if your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company:

  •
  By telephone at 1-800-PROXIES (1-800-776-9437) from the United States, or at 1-718-921-8500 from foreign countries; or

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  By mail by completing, signing, dating and returning the enclosed Proxy Card in the postage-paid envelope provided.

        Please refer to the enclosed Proxy Card for further instructions on voting by telephone.

        Please follow the directions on your Proxy Card carefully. If your shares are held in a brokerage account in the name of a bank, broker or other nominee (this is called "street name"), then you are the beneficial owner of the shares and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your bank, broker or nominee on how to vote the shares in your account, and your ability to vote by telephone depends on the voting procedures used by your bank, broker or other nominee. You may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote by telephone.

May I vote my shares in person at the Annual Meeting?

        Yes. You may vote your shares at the Annual Meeting if you attend in person, even if you previously submitted a Proxy Card or voted by telephone. Whether or not you plan to attend the meeting, however, we encourage you to vote your shares by proxy before the meeting. Please note that if your shares are held in "street name" and you wish to vote at the meeting, you will not be permitted to do so unless you first obtain a legal proxy issued in your name from the broker, bank or nominee that holds your shares.

What if I submit a proxy and then change my mind?

        If you are a stockholder of record, you may change or revoke your proxy at any time before it is voted at the Annual Meeting by the following methods:

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  By executing a later-dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting;

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  By providing a written notice of revocation to the Secretary of FirstCity prior to the vote at the Annual Meeting; or

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  By attending the Annual Meeting and casting your vote in person to which the proxy relates. Your attendance at the Annual Meeting will not in and of itself revoke your proxy. In order to revoke your proxy, you must also notify the Secretary of your intent to vote in person, and then vote your shares at the Annual Meeting.

        If your shares are held in "street name," you must contact the broker, bank or other nominee to revoke any prior voting instructions.

        All written notices and other communications relating to the change or revocation of proxies should be addressed as follows: FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary (telephone 254-761-2800).

Is my vote confidential?

        Yes. Proxy cards, ballots and telephone votes that identify stockholders are kept confidential. There are exceptions, however, for contested proxy solicitations or when necessary to meet certain legal requirements.

What are the Board's recommendations for how I should vote my shares?

        If you sign and return your Proxy Card with voting instructions, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you sign and return a Proxy Card but do not fill out the voting instructions on the proxy, the persons named on the Proxy Card will vote in accordance with the recommendations of our Board. The Board recommends that you vote your shares as follows:

        Proposal 1—FOR the election of the nominated slate of directors named in this proxy; and

        Proposal 2—FOR the ratification of KPMG as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

        The Company is not aware of any matters, other than those described above, which will come before the Annual Meeting. However, if any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting under these proxies will have discretion to vote on such matters in accordance with their best judgment.

What vote is required to approve each item?

        Election of Directors.    Directors are elected by a plurality vote of the shares present at the Annual Meeting, meaning the eight nominees who receive the most affirmative votes will be elected to our Board. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect on the proposal to elect the directors other than it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Abstentions and broker non-votes will have the same effect. If you do not instruct your broker, bank or other nominee how to vote with respect to the election of directors, your broker, bank or nominee may not vote with respect to this proposal. There are no cumulative voting rights with respect to the election of directors.

        Other Items.    For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Because abstentions represent shares entitled to vote on any matter presented for stockholder approval, the effect of an abstention will be the same as a vote against a proposal.

        Effect of Broker Non-Votes.    If you hold your shares in "street name" through a broker, bank or other nominee, your broker, bank or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the vote count regarding the matters. Shares represented by broker non-votes will, however, be counted in determining whether a quorum is present.

        Brokers, banks and other nominees are not permitted to vote stockholders' shares for the election of directors without instruction from the stockholders. Therefore, we urge all stockholders to give voting instructions to their brokers, banks and other nominees on all voting items.

Can I exercise rights of appraisal or other dissenters' rights?

        No. Under Delaware law, holders of our voting stock are not entitled to demand appraisal of their shares or exercise similar rights of dissenters as a result of the approval of any of the proposals to be presented at the Annual Meeting.

Who pays for the cost of this proxy solicitation?

        We will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials sent by the Company to stockholders. The Company will also reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket charges and expenses incurred by them in forwarding proxy-soliciting materials to beneficial owners of our outstanding Common Stock. In addition, proxies may be solicited by directors, officers, regular employees and agents of the Company, without additional compensation for those services, in person or by mail, telephone, facsimile or telegraph.

How many Annual Reports and Proxy Statements are delivered to the same address?

        If you and one or more of our other stockholders share the same address, it is possible that only one Annual Report and Proxy Statement was delivered to your address. This is known as "householding." Any registered stockholder who wishes to receive separate copies of an Annual Report or Proxy Statement at the same address now or in the future may: (1) call FirstCity's investor relations liaison at (866) 652-1810; or (2) mail a request to receive separate copies to: FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary, and we will promptly deliver the Annual Report and/or Proxy Statement to you upon your request. Stockholders who own our Common Stock through a broker and who wish to receive separate copies of an Annual Report and Proxy Statement should contact their brokers directly. Stockholders currently receiving multiple copies of an Annual Report and Proxy Statement at a shared address and who wish to receive only a single copy in the future may direct their request to the same telephone number or address as given above.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

Proposal and General Information

        The Board, upon recommendations of its Nominating and Governance Committee, has nominated for election the eight persons named below. Directors of the Company are elected each year to serve on the Board until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The Company's bylaws provide for a minimum of one and a maximum of twelve directors.

        It is intended that the proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the Board nominees named below. In the event that any nominee named below is unable or declines to serve as a director, the Board in its discretion may reduce the size of the Board or may designate an alternate nominee to fill the vacancy. If a substitute nominee is named, the proxy holders will vote the proxies held by them for the election of such person, unless contrary instructions are given. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director continues until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

The Board of Directors recommends a vote FOR election of each of the director nominees.

Information about FirstCity Directors and Nominees

        The following table sets forth for the name, age and position with FirstCity for each of our Board nominees:

Name	Age	Position
Richard E. Bean	67	Chairman of the Board
C. Ivan Wilson	83	Vice Chairman of the Board
James T. Sartain	62	President, Chief Executive Officer and Director
Dane Fulmer	60	Director
Robert E. Garrison, II	69	Director
William P. Hendry	61	Director
D. Michael Hunter	68	Director
F. Clayton Miller	47	Director

        The biographies of the nominees below contain information, as applicable, regarding the person's service as a director, business experience, principal occupations and the directorships they now hold and have held during the past five years, information regarding involvement in certain legal and administrative proceedings, if applicable, and the experience, qualifications, attributes and/or skills that caused the Nominating and Corporate Governance Committee and the Board to determine the person should serve as a director.

        Richard E. Bean has served on the Board as a director of FirstCity since its acquisition by merger of First City Bancorporation of Texas, Inc. ("FCBOT") in July 1995 (the "Merger"), and Chairman of the Board since 2005. Since 1976, Mr. Bean has served as a director and Executive Vice President of Pearce Industries, Inc., a privately-held company that markets a variety of oilfield equipment and construction machinery. Mr. Bean served as Chief Financial Officer of Pearce Industries from 1976 to 2004. Mr. Bean served as a member of the Portfolio Committee of the FirstCity Liquidating Trust from the Merger through the termination of the Trust in January 2004. Prior to the Merger, Mr. Bean was Chairman of the Official Committee of Equity Security Holders of FCBOT. Mr. Bean is currently a director, Chairman of the Audit Committee, and Chairman of the Compensation Committee of WCA Waste Corporation, a publicly-owned solid waste collection and disposal company, and a director and Chairman of the Audit Committee of The Edelman Financial Group Inc., a publicly-owned financial services firm (formerly known as Sanders Morris Harris Group Inc). Mr. Bean is also a stockholder and director of several private closely-held corporations. Mr. Bean received a M.B.A. in Accounting and a Bachelor of Business Administration in Finance from the University of Texas at Austin and has been a Certified Public Accountant since 1968. Mr. Bean was selected to serve as a director of FirstCity due to his wide-ranging experience, his depth of knowledge of FirstCity and his extensive financial experience. Mr. Bean qualifies as an "audit committee financial expert" under the SEC's guidelines.

        C. Ivan Wilson has served as Vice Chairman of the Board of FirstCity since the Merger. From February 1998 to June 1998, Mr. Wilson was Chairman, President and Chief Executive Officer of Mercantile Bank, N.A., Corpus Christi, Texas, a national banking organization. Mr. Wilson was Chairman of the Board and Chief Executive Officer of FCBOT from 1991 to the Merger. Prior to 1991, Mr. Wilson was the Chief Executive Officer of FirstCity, Texas—Corpus Christi, one of FCBOT's banking subsidiaries. Mr. Wilson currently serves on the board of directors of a regional children's hospital based out of South Texas. Mr. Wilson was selected to serve as a director of FirstCity because of his significant understanding of the Company's business and his extensive experience in the financial services industry.

        James T. Sartain has served on the Board as a director and President of FirstCity since the Merger and Chief Executive Officer since January 2001. Prior to January 2001, Mr. Sartain was President and Chief Operating Officer of FirstCity. From 1988 to the Merger, Mr. Sartain was President and Chief Operating Officer of J-Hawk Corporation. Mr. Sartain was selected to serve as a director of FirstCity because of his understanding and deep institutional knowledge of the Company's business, his extensive employment experience with FirstCity and his significant industry and management expertise.

        Dane Fulmer has served on the Board as a director of FirstCity since May 1999. Mr. Fulmer is an independent consultant and provides risk management services. From August 1995 until January 2004, Mr. Fulmer served as Executive Vice President and Director of Risk Management for John Taylor Financial Group, a broker/dealer and investment advisory firm that Mr. Fulmer co-founded in 1995. From July 1991 until August 1995, Mr. Fulmer served as Executive Vice President of Merchants Investment Center, a broker/dealer and investment advisory firm, and as portfolio manager for Merchants National, the parent company. Mr. Fulmer's experience includes management of investment securities for commercial banks and corporations, and he has over 38 years experience in managing financial assets. Mr. Fulmer's investment management expertise and extensive experience identifying and evaluating risks in corporate operations provides FirstCity with a skilled investment advisor and invaluable resource for assessing and managing risks and planning for corporate strategy.

        Robert E. Garrison, II has served on the Board as a director of FirstCity since May 1999. Mr. Garrison currently serves as a director and Chairman of the Audit Committee of Crown Castle International (a publicly-owned company that is an independent owner and operator of shared wireless infrastructures), and as a director of Prosperity Bank (a bank subsidiary of Prosperity Bancshares, Inc., a publicly-owned financial holding company). Mr. Garrison previously served as President and CEO of Sanders Morris Harris Group ("SMHG"), a publicly-owned financial services company (currently known as The Edelman Financial Group Inc), from January 1999 until May 2002 and as President until May 2009, and he also served as Chairman of the Executive Committee of SMHG from May 2009 until May 2011. In addition, Mr. Garrison previously served as Executive Vice President and a director of Harris Webb & Garrison, and also served as Chairman, Chief Executive Officer, and a director of Pinnacle Management & Trust Co. (Mr. Garrison co-founded both of these investment companies in 1994). Mr. Garrison is also a stockholder and director of several private closely-held corporations. Mr. Garrison has over 40 years experience in the securities industry and is a chartered financial analyst. As the Chairman of the Audit Committee of a public company and former principal executive officer of another public company, Mr. Garrison provides invaluable insight and guidance on the issues of corporate strategy and risk management.

        William P. Hendry has served on the Board as a director of FirstCity since August 2010. Mr. Hendry has more than 30 years experience in the banking industry and headed Bank of Scotland's operations in the United States before it was acquired in 2009 by Lloyds Banking Group. He launched W.P. Hendry and Associates in February 2009, a bank consulting firm that handles complex business and lending issues. Mr. Hendry has held senior banking positions in Scotland, Northern Ireland, Canada, the Middle East, Africa and the United States. Mr. Hendry has extensive experience in mergers and acquisitions, most notably at Drive Financial Services (a national subprime auto lender) where he led HBOS plc's investment analysis group in 2000, then becoming Chairman of the Board until the business was sold to Banco Santander in 2006. Mr. Hendry holds an MBA from the University of Strathclyde and completed advanced management programs at Wharton Business School and Harvard Business School. Mr. Hendry is an experienced leader whose numerous management positions and global experiences in the financial services sector have provided him with an abundance of skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on our Board.

        D. Michael Hunter has served on the Board as a director of FirstCity since August 2005. From March 2005 until April 2008, Mr. Hunter served as the Vice Chairman of the Board of Directors of Prosperity Bancshares, Inc. (a publicly-owned financial holding company) and served as a director of Prosperity Bank. Mr. Hunter previously served as Chairman, President and Chief Executive Officer and a director of First Capital Bankers, Inc. from 1995 until its merger with and into Prosperity Bancshares, Inc. in March 2005. Mr. Hunter also served as Chairman and Chief Executive Officer of First Capital Bank from 1995 until March 2005. Prior to 1995, Mr. Hunter served as President and Chief Operating Officer of Victoria Bancshares, Inc. and Victoria Bank & Trust Company from 1988 to June 1994. Prior to 1988, Mr. Hunter served 24 years with FCBOT. Mr. Hunter is an experienced leader of major banking organizations and brings to the Board of Directors of FirstCity strong executive management skills and experience serving on the boards of other public companies.

        F. Clayton Miller has served on the Board as a director of FirstCity since February 2006. Mr. Miller is a founding partner at Stone Arch Capital, a private equity fund based in Minneapolis, Minnesota. From 1998 to 2004, Mr. Miller was the Managing Partner of Churchill Equity Partners, the private equity arm of Churchill Capital, Inc. Mr. Miller is a graduate of the University of Michigan (B.A.) and Northwestern University School of Law (J.D., cum laude), and received a degree from the Harvard Business School (M.B.A., with honors). Mr. Miller has over 20 years of private equity investing and legal experience. Mr. Miller brings to the Board of Directors keen business and financial judgment and an extensive understanding of the Company's industry, as well as significant leadership experience.

Board of Directors and Committee Information

        The Board is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. The basic responsibility of the Board is to oversee the management of the businesses and affairs of FirstCity. The Board held five meetings during 2010. Each director who served on the Board in 2010 attended at least 75% of the total number of meetings held by the Board and at least 75% of the meetings of the Board committees of which he was a member in 2010.

        To assist the Board in performing certain of its responsibilities, the Board has established the following standing committees: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Executive Committee. Members of these committees generally are elected annually at the regular meeting of the Board immediately following the annual meeting of stockholders. Further information concerning the Board's standing committees appears below.

        Audit Committee.    The Audit Committee consisted of Messrs. Bean (Chairman), Garrison and Wilson during 2010. The Audit Committee is a standing committee of the Board. The Board has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC. The Audit Committee has a charter adopted by the Board that sets forth its membership requirements, authority and responsibilities. A copy of the Audit Committee Charter is available on our website at www.fcfc.com under the "Investors" section. During 2010, the Audit Committee held four meetings.

        The Audit Committee is primarily concerned with the integrity of the Company's consolidated financial statements, the effectiveness of the Company's internal control over financial reporting, the Company's compliance with legal and regulatory requirements, the independence, qualifications and performance of the independent registered public accounting firm, and the objectivity and performance of the Company's internal audit function.

        The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing:

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  the financial information to be provided to the stockholders, potential stockholders, the investment community and others;

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  the systems of internal controls established by the management and the Board; and

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  the audit process.

        The Audit Committee also meets with the independent registered public accounting firm and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board which independent registered public accounting firm should be engaged by the Company to perform the annual audit, reviewing annually the Company's Audit Committee Charter, approving certain other types of professional services rendered to the Company by the independent registered public accounting firm and considering the possible effects of such services on the independence of such public accountants. The independent registered public accounting firm periodically meets alone with the Audit Committee and has unrestricted access to the Audit Committee.

        The Board has determined that at least one member of the Audit Committee, Mr. Bean, is an "audit committee financial expert" as defined in SEC regulations and also possesses the financial sophistication and requisite experience as required under NASDAQ listing standards.

        Compensation Committee.    The Compensation Committee consisted of Messrs. Wilson (Chairman), Garrison, Hunter and Miller during 2010. The Compensation Committee is a standing committee of the Board. The Board has determined that all members of the Compensation Committee are (i) "independent directors" under the listing standards of the NASDAQ Stock Market, (ii) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and (iii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee has a charter that has been adopted by the Board that sets forth its membership requirements, authority and responsibilities. A copy of the Compensation Committee Charter is available on our website at www.fcfc.com under the "Investors" section. During 2010, the Compensation Committee held four meetings.

        The Compensation Committee is responsible for evaluating and developing the compensation policies applicable to the executive officers of the Company and its subsidiaries. The Compensation Committee's charter sets forth the following responsibilities, among others, for the committee:

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  Review the compensation philosophy and strategy in regard to achieving the Company's objectives and performance goals and the long-term interests of the Company's stockholders;

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  Administer the Company's incentive compensation and stock option and other equity-based plans; and

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  Review annually and make recommendations to the Board with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity-based awards for the President and Chief Executive Officer and all other executive officers.

        In essence, the Compensation Committee's fundamental responsibility is to administer the Company's compensation program for its executive officers, which generally include those employees whose job responsibilities and policy-making authority are the broadest and most significant. The Compensation Committee is responsible for ensuring that the Company's compensation policies and practices support the successful recruitment, development, and retention of the executive talent required by the Company to achieve its business objectives.

        Recommendations regarding compensation of the Company's executive officers (other than the compensation of the President and Chief Executive Officer), including base salary adjustment, performance-based bonuses, additional bonuses and equity awards, are submitted by the Company's President and Chief Executive Officer to the Compensation Committee. The Compensation Committee reviews the recommendations of the President and Chief Executive Officer and makes all final decisions regarding the compensation of the President and Chief Executive Officer and the other executive officers. The compensation of the President and Chief Executive Officer and the other executive officers is subject to the review, modification and approval of the Board, except that (1) the President and Chief Executive Officer does not participate in the review, modification or approval of the recommendations of the Compensation Committee, with respect to his compensation and (2) all reviews, modifications and approvals with respect to awards under the Stock Option and Award Plans are made solely by the Compensation Committee. The Compensation Committee determines compensation of the President and Chief Executive Officer and makes a recommendation to the Board, which recommendation is subject to the review, modification and approval of the members of the Board, other than the President and Chief Executive Officer.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consisted of Messrs. Fulmer (Chairman), Garrison, Hunter and Miller during 2010. The Nominating and Corporate Governance Committee is a standing committee of the Board. The Board has determined that each of the members of the Nominating and Corporate Governance Committee qualified as an independent director under the rules of the NASDAQ Stock Market and rules and regulations of the SEC. The Nominating and Corporate Governance Committee has a charter that has been adopted by the Board that sets forth its membership requirements, authority and responsibilities. The full text of the Charter of the Nominating and Corporate Governance Committee is available on our website at www.fcfc.com under the "Investors" section. The Nominating and Corporate Governance Committee recommends the number of Board positions to be filled in accordance with the bylaws of the Company and the persons to be nominated to serve in those positions. In this regard, the Nominating and Corporate Governance Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the President and Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers, and is responsible for conducting an annual review of the Company's Code of Business Conduct and Ethics. During 2010, the Nominating and Corporate Governance Committee held one meeting, and took action on one occasion by unanimous consent.

        Although the Company does not have a formal policy regarding stockholder nominees, the Nominating and Corporate Governance Committee will consider all proposed nominees for the Board, including those submitted by stockholders. In making its recommendations to the Board, the

Nominating and Corporate Governance Committee considers factors as it deems appropriate such as a candidate's qualification as "independent" under the various standards applicable to the Board and each of its committees, as well as other factors including, without limitation, a candidate's depth of experience and availability, education, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees. With respect to incumbent members of the Board, the Nominating and Corporate Governance Committee shall also consider the performance of the incumbent director. Candidates may come to the attention of the Nominating and Corporate Governance Committee from current Board members, stockholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation.

        Executive Committee.    The Executive Committee consisted of Messrs. Sartain (Chairman) and Bean during 2010. Subject to certain limitations specified by the Company's bylaws and the Delaware General Corporate Law, the Executive Committee is authorized to exercise the powers of the Board when the Board is not in session. During 2010, the Executive Committee held no meetings, but did take action on five occasions by unanimous consent.

Corporate Governance

        Director Independence.    As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. The Board has determined that Messrs. Bean, Fulmer, Garrison, Hendry, Hunter, Miller and Wilson are independent directors under the NASDAQ Stock Market Rules. Mr. Sartain, the Company's President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company. Mr. Bean, an independent director, serves as Chairman and presides over executive sessions of the non-employee directors.

        Audit Committee Financial Expert.    The Board has determined that at least one member of the Audit Committee, Mr. Bean, is an "audit committee financial expert" as defined in SEC regulations and also possesses the financial sophistication and requisite experience as required under NASDAQ listing standards.

        Board Leadership Structure.    The Board evaluates its leadership structure on an ongoing basis according to what the Board considers to be best for the Company at any given point in time. Currently, we separate the roles of Chairman of the Board and Chief Executive Officer, both of whom serve on the Board. The Board believes that having an independent director serve as Chairman enhances Board leadership and overall corporate governance at this time, and provides the benefit derived from the distinct abilities and experience of both the Chairman and CEO. We believe that this structure effectively allocates authority, responsibility and oversight between management and the independent Board members by giving primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while enabling the Chairman to facilitate the Board's independent oversight of management, promote communication between management and the Board, and support the Board's consideration of key governance matters. Having the CEO serve on the Board ensures that the Board includes the individual that is most familiar with the Company's business and industry, and assists in fostering a closer alignment between the Board and management.

        Board Diversity.    The Board strives to have a meaningful cross-section of business and industry experience represented by a group of diverse individuals who add quality to the Company's corporate governance framework. The Board does not have a formal policy with respect to diversity. However, the Board, through the Nominating and Corporate Governance Committee, reviews, at least annually, the size, structure and membership of the Board and its committees to assure that the proper skills and experience are represented therein. In light of this evaluation, the Nominating and Corporate Governance Committee endeavors to appoint a slate of nominees that represents diversity with respect to educational background, business experience, skills and competencies. The Board's goal is to identify nominees that, considered as a group, will possess the talents and characteristics necessary for the Board to fulfill its responsibilities.

        Code of Business Conduct and Ethics.    The Company has adopted a Code of Business Conduct and Ethics which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available on our website at www.fcfc.com under the "Investors" section. We may post amendments to or waivers of the provisions of the Code of Business Conduct and Ethics, if any, made with respect to any of our directors and executive officers on that website, unless otherwise required by NASDAQ listing standards to disclose any waiver in a Current Report on Form 8-K. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this document.

        Board Oversight of Risk.    The Board is responsible for overseeing and monitoring the Company's risk management processes either directly or through its standing committees. The Board recognizes that the Company is exposed to a broad range of risks, including financial, operational, legal, regulatory, reputational and strategic risks that may affect the Company's ability to fulfill business objectives and execute corporate strategies. As such, the Board is actively involved in oversight of risks that could impact the Company and takes a regular, systematic and proactive approach to risk management that includes ongoing evaluations and assessments of both the internal and external business risks.

        The Company's management is responsible for assessing and managing risk on a day-to-day basis and communicating risk to the Board. Senior management attends the regular meetings of the Board and routinely reports on their activities. These reports are provided by the appropriate "risk owner" within our organization and allow the Board to obtain an understanding of senior management's risk identification, management and mitigation strategies. The Board reviews and adjusts the Company's risk management strategies at regular intervals, or as needed.

        While the Board has retained the responsibility for general oversight of risks, the Board's standing committees support the Board by regularly addressing various risks in their respective areas of oversight. The Audit Committee primarily oversees those risks that may directly or indirectly impact our financial statements. The Audit Committee receives reports at each of its regularly scheduled meetings from the Company's Chief Financial Officer, external auditors and internal auditor on financial risks, compliance with financial reporting requirements, and internal controls. In addition, the Compensation Committee assists the Board in fulfilling its risk management and oversight responsibilities associated with risks arising from employee compensation practices and policies. Each standing committee provides reports to the Board at regular meetings concerning the activities and actions taken by the committee since the last regular meeting.

        Communications with Directors.    We have not adopted a formal process for stockholder communications with the Board. However, stockholders may communicate with the Board or any of its specific members, including the Chairman, Vice Chairman or the non-employee directors as a group. Stockholder communications should be sent to: Board of Directors, FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary. Absent unusual circumstances or as contemplated by committee charters, communications received in writing are distributed to members of the Board as appropriate depending on the facts and circumstances outlined in the communication received.

        Policy Regarding Directors' Attendance at Annual Meetings.    The Company does not have a formal policy related to the attendance of directors at annual meetings of stockholders. However, the Company encourages the attendance of all directors at the annual meetings of stockholders, and has scheduled its stockholders' meetings at times and dates which will permit maximum attendance by the directors. All of our current directors that were directors at the time of the 2010 annual meeting of stockholders attended that meeting.

Executive Officers

        Information concerning the executive officers of FirstCity, who do not serve on the Board, is set forth below. Executive officers are appointed annually by the Board and serve at the discretion of the Board.

Name	Age	Position
Jim W. Moore	60	Executive Vice President, Chief Operating Officer, and Director of Servicing
J. Bryan Baker	50	Senior Vice President and Chief Financial Officer
Terry R. DeWitt	53	Senior Vice President, Director of Acquisitions
Joe S. Greak	62	Senior Vice President, Director of Tax
James C. Holmes	54	Senior Vice President, Treasurer, and Director of Finance
Mark B. Horrell	48	Vice President

        Jim W. Moore serves as Executive Vice President and Chief Operating Officer, and is also the Director of Servicing. Mr. Moore rejoined FirstCity in 2008 after spending the previous seven years with Santander Consumer USA Inc., formerly known as Drive Financial Services LP ("Drive"), a national subprime auto lender. Mr. Moore served in various capacities at Drive including Director of Securitizations, Chief Financial Officer, and Treasurer. Mr. Moore had a long-term association with FirstCity as a senior-level officer prior to the formation of Drive, which resulted as part of a sale to Bank of Scotland and reorganizations of FirstCity which occurred in 2000 and 2004. Mr. Moore's past experiences also include serving as the President of three different Texas commercial banks. Mr. Moore has more than 35 years of financial services and banking experience.

        J. Bryan Baker has served as Senior Vice President and Chief Financial Officer of FirstCity since June 2000. Mr. Baker's previous positions with FirstCity included Vice President and Treasurer from August 1999 to June 2000, Vice President and Controller from November 1996 to August 1999, and Vice President and Assistant Controller from 1995 to November 1996. From 1990 to 1995, Mr. Baker was employed at a Central Texas-based public accounting firm, where he was involved in both auditing and consulting. From 1988 to 1990, he served as the Controller of a Texas commercial bank holding company. Mr. Baker is a certified public accountant.

        Terry R. DeWitt has served as Senior Vice President responsible for FirstCity's due diligence and investment evaluation since the Merger, and he currently serves as the Director of Acquisitions. Mr. DeWitt served as Senior Vice President responsible for due diligence and investment evaluation of J-Hawk Corporation from 1992 to the Merger. Prior to 1992, Mr. DeWitt served in executive management roles, including President, with three different Texas commercial banks. Mr. DeWitt has more than 25 years of financial services and banking experience.

        Joe S. Greak has served as Senior Vice President and Director of Tax of FirstCity since the Merger. Mr. Greak was the Tax Manager of FCBOT from 1993 through the date of the Merger. From 1992 to 1993, Mr. Greak was the Tax Manager of New First City—Houston, N.A. Prior to 1992, he was Senior Vice President and Tax Director of First City, Texas—Houston, N.A. Mr. Greak is a certified public accountant.

        James C. Holmes has served as Senior Vice President of FirstCity since the Merger, and currently serves as the Treasurer (since 1993) and Director of Finance (since June 2008). Mr. Holmes has served in executive management positions at FirstCity in U.S. acquisitions, servicing and operations since the Merger. Prior to the Merger, he served as Senior Vice President and Treasurer of J-Hawk Corporation. From 1988 to 1991, Mr. Holmes served as Vice President in commercial lending for a Texas commercial bank. Mr. Holmes has more than 25 years of experience in the financial services and banking sector.

        Mark B. Horrell has served as Vice President of FirstCity since 2008 and currently serves as the co-head of the U.S. acquisition platform. Previous to his employment at FirstCity, Mr. Horrell spent 10 years as an organizing partner, principal and portfolio manager in various private investment fund vehicles focused on the purchase and management of a wide array of securities including fixed income and equity investment instruments. Prior to his fund creation and management tenure, Mr. Horrell served for 15 years as a commercial banker in various capacities at an Oklahoma commercial bank, including Investment Portfolio Manager and Loan Review Manager. Mr. Horrell is a certified public accountant and registered investment advisor.

Summary Compensation Table

        The following table sets forth certain information concerning compensation for fiscal years 2010 and 2009 to (1) the Company's Chief Executive Officer and the Company's other two most-highly compensated executive officers (collectively, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	(1) Option Awards ($)	(2) Non-Equity Incentive Plan Compensation ($)	(3) All Other Compensation ($)	Total Compensation ($)
James T. Sartain,	2010	500,000	—	276,000	16,876	792,876
President and Chief	2009	500,000	296,850	370,000	16,876	1,183,726
Executive Officer
Terry R. DeWitt,	2010	300,000	—	254,000	5,328	559,328
Senior Vice President	2009	300,000	207,795	325,000	5,328	838,123
James C. Holmes,	2010	300,000	—	254,000	5,328	559,328
Senior Vice President	2009	300,000	148,425	200,000	5,328	653,753

(1)
These amounts represent the aggregate grant-date fair value of stock option awards, calculated in accordance with the FASB's accounting guidance on share-based payments. Refer to Note 13 to the consolidated financial statements in the Company's 2010 Annual Report on Form 10-K for a discussion of the relevant assumptions used in calculating these amounts.

(2)
This column reports the cash portion of the bonus earned by the Named Executive Officers in 2010 and 2009 under the Company's management bonus plans and paid in March 2011 and March 2010, respectively.

(3)
The total amounts included under "All Other Compensation" for 2010 consist of (a) amounts contributed to match a portion of such employee's contributions under a 401(k) plan ("401(k) Match"), (b) excess premiums paid on supplemental life insurance policies ("Supplemental Life"), and (c) personal use of a business vehicle ("Auto"). The following table details the amounts paid during 2010 for each of the categories:

Executive	401(k) Match($)	Supplement Life($)	Auto($)	Total($)
James T. Sartain	$4,500	$2,376	$10,000	$16,876
Terry R. DeWitt	4,500	828	—	5,328
James C. Holmes	4,500	828	—	5,328

        In March 2011, the Compensation Committee subjectively evaluated the Company's overall performance against the guidelines set for 2010 under the Company's management bonus plan and determined that the Company's goals were achieved or exceeded. The Compensation Committee concluded that overall Company performance for the year met or exceeded expectations and wanted to also recognize significant efforts on behalf of certain members of the management team during the year to achieve this performance. The Compensation Committee awarded cash and restricted stock bonuses to the Named Executive Officers. The restricted stock will vest in three equal annual installments beginning one year from the grant date.

        The cash bonuses were paid in March 2011 and are included in the Summary Compensation Table for 2010 above under the Non-Equity Incentive Plan Compensation column. The shares of restricted stock were granted in March 2011 and, therefore, in accordance with SEC rules, do not appear in the Summary Compensation Table for 2010. Following are the number of shares of restricted stock that were granted to our Named Executive Officers in March 2011: Mr. Sartain—13,056 shares; Mr. DeWitt—12,052 shares; and Mr. Holmes—12,052 shares.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the holdings of stock options by the Named Executive Officers as of December 31, 2010. This table includes unexercised and unvested stock option awards. Each equity grant is shown separately for each Named Executive Officer.

		Number of Shares Underlying Unexercised Options(#)
	Option Grant Date			Option Exercise Price($)	Option Expiration Date
Name		Exercisable(1)	Unexercisable
James T. Sartain	5/13/2004	37,500	—	$7.25	5/13/2014
	10/12/2005	11,000	—	$11.33	10/12/2015
	8/13/2009	12,500	37,500	$6.93	8/13/2019
Terry R. DeWitt	5/13/2004	15,000	—	$7.25	5/13/2014
	10/25/2005	8,000	—	$11.77	10/25/2015
	10/11/2007	6,000	2,000	$9.85	10/11/2017
	8/13/2009	8,750	26,250	$6.93	8/13/2019
James C. Holmes	5/13/2004	15,000	—	$7.25	5/13/2014
	10/25/2005	8,000	—	$11.77	10/25/2015
	10/11/2007	6,000	2,000	$9.85	10/11/2017
	8/13/2009	6,250	18,750	$6.93	8/13/2019

(1)
Options become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.

Potential Payments Upon a Termination or Change in Control

        Our Named Executive Officers are entitled under the Company's stock option and award plans to certain rights upon a "change in control" event that impacts the Company. The events that are deemed to constitute a change in control were selected because each reflects a circumstance in which a new person or group would be expected to obtain control or effective control over our policies and direction. In those circumstances, the Compensation Committee believes it would be appropriate to provide management the benefit of the awards that have been conveyed prior to such event and to waive the service and other conditions applicable to management's rights to such awards, because such change could reasonably be expected to materially alter our policies and objectives, and/or result in a material change in the composition of management.

        In the event of a Change in Control (as defined below), the Named Executive Officers have certain rights in regard to their stock options and restricted stock under the Company's stock option and award plans:

        (1)   all stock options outstanding thereunder will become fully vested and immediately exercisable;

        (2)   the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted within less than six months prior to the effective date of such Change in Control);

        (3)   all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in Control); and

        (4)   the Compensation Committee may, in its discretion, make any other modifications to any awards thereunder as determined by the Compensation Committee to be deemed appropriate before the effective date of such Change in Control.

        A "Change in Control" is defined as follows:

    (1)
    an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of common stock or voting securities of FirstCity entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning 25% or more of common stock or 25% or more of the combined voting power of the Company's voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of 25% or more of common stock or 25% or more of the combined voting power of FirstCity's voting securities, as the case may be; or

    (2)
    the consummation of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, or the consummation of the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction; or

    (3)
    a change in the composition of the Board such that the individuals who, constitute the Board cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of such incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of such incumbent Board.

        The following table summarizes the potential change in control benefits under the Company's stock option and award plans that the Named Executive Officers would have been eligible to receive if such officer was terminated without cause or resigned for good reason in connection with a Change in Control that occurred on December 31, 2010.

Name		Change in Control
James T. Sartain	Stock option acceleration(1)	$177,403
Terry R. DeWitt	Stock option acceleration(1)	$134,410
James C. Holmes	Stock option acceleration(1)	$98,951

(1)
We valued the stock option vesting acceleration modifications in accordance with FASB's accounting guidance on share-based payments.

Director Compensation Table

        The following table sets forth information regarding the compensation of FirstCity's outside directors for the fiscal year ended December 31, 2010.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Total ($)
Richard E. Bean	45,000	28,746	—	73,746
C. Ivan Wilson	35,000	28,746	—	63,746
Dane Fulmer	35,000	28,746	—	63,746
Robert E. Garrison, II	30,000	28,746	—	58,746
William P. Hendry	15,000	—	—	15,000
D. Michael Hunter	30,000	28,746	—	58,746
F. Clayton Miller	30,000	28,746	—	58,746

(1)
James T. Sartain is not included in this table as he is an employee of FirstCity and, accordingly, received no compensation for his services as a director. Mr. Sartain's compensation, as an employee of FirstCity, is shown in the Summary Compensation Table above.

(2)
During 2010, FirstCity's non-employee directors each received an annual retainer of $30,000 (paid in quarterly installments). The chair of the Audit Committee received an additional annual retainer of $10,000 (paid in quarterly installments), and the chairs of the Board, Nominating and Corporate Governance Committee, and Compensation Committee each received an additional annual retainer of $5,000 (paid in quarterly installments). Amounts shown in the table above reflect the annual retainer paid to each director as described herein. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as a committee chair, based on the portion of the year the director served.

(3)
Certain of FirstCity's non-employee directors were each granted 4,815 restricted shares of FirstCity common stock for their service as a director for 2010 under the FirstCity Financial Corporation 2006 Stock Option and Award Plan. These amounts are computed in accordance with the FASB's accounting guidance on share-based payments (refer to Note 13 to the consolidated financial statements in the Company's 2010 Annual Report on Form 10-K for a discussion of the terms of these awards and relevant assumptions used in calculating these amounts).

(4)
No stock options were granted to FirstCity's non-employee directors in 2010. The aggregate number of stock options outstanding to non-employee directors at December 31, 2010 from awards granted in prior years are as follows: Richard E. Bean—30,000; C. Ivan Wilson—35,000; Dane Fulmer—23,750; Robert E. Garrison, II—25,000; D. Michael Hunter—25,000; and F. Clayton Miller—20,000.

Transactions and Relationships Involving Our Directors and Executive Officers

Director Independence

        As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. The Board has determined that Messrs. Bean, Fulmer, Garrison, Hendry, Hunter, Miller and Wilson are independent directors under the NASDAQ Stock Market Rules. Mr. Sartain, the Company's President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company. Mr. Bean, an independent director, serves as Chairman and presides over executive sessions of the non-employee directors.

Transactions and Relationships Involving Related Parties

        The Company owns equity interests in various asset portfolios and other investments through investment entities formed with one or more other co-investors ("Acquisition Partnerships"). Certain directors and executive officers of the Company may also serve as directors and/or executive officers of the Acquisition Partnerships, but receive no additional compensation for serving in such capacity. The Company provides asset servicing services to certain of the Acquisition Partnerships pursuant to servicing agreements between the Company and the Acquisition Partnerships. Service fees derived from such affiliates totaled $8.0 million for 2010.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the Common Stock owned on July 6, 2011 (the "Measurement Date") by (1) each person who is known by the Company to be the beneficial owner of more than 5% of our Common Stock outstanding as of such date, (2) each of the Company's directors, (3) each of the Named Executive Officers, and (4) all of the Company's directors and executive officers as a group. Except as otherwise indicated, all shares of Common Stock shown in the table below are held with sole voting and investment power. In computing the number of shares of Common Stock beneficially owned by a person or entity and the percentage ownership of that person or entity, shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's stock option and awards plan are deemed to be outstanding for such person or entity (but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other person or entity).

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)		Percent of Class
	Directors and Executive Officers(1):
Common Stock	James T. Sartain	658,478		6.30%
Common Stock	Richard E. Bean	339,042		3.26%
Common Stock	Robert E. Garrison, II	155,259		1.49%
Common Stock	Dane Fulmer	115,459		1.11%
Common Stock	C. Ivan Wilson	79,229		*
Common Stock	D. Michael Hunter	68,709		*
Common Stock	F. Clayton Miller	28,709		*
Common Stock	William P. Hendry	3,894		*
Common Stock	Terry R. DeWitt	228,362		2.19%
Common Stock	James C. Holmes	126,659		1.21%
Common Stock	All directors and executive officers as a group (14 persons)	2,039,244		18.89%
	Certain Other Beneficial Owners:
Common Stock	Heartland Advisors, Inc. and William Nasgovitz 789 North Water St. Milwaukee, WI 53202	1,505,100	(3)	14.49%
Common Stock	First Manhattan Co. 437 Madison Avenue New York, NY 10022	1,007,843	(3)	9.70%
Common Stock	Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	665,281	(3)	6.41%

*
Less than 1%

(1)
The business mailing address of each such person is P. O. Box 8216, Waco, Texas 76714.

(2)
Includes shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company's stock option and award plans as follows: James T. Sartain—73,500; Richard E. Bean—25,000; Robert E. Garrison, II—20,000; Dane Fulmer—23,750; D. Michael Hunter—25,000; F. Clayton Miller—20,000; C. Ivan Wilson—35,000; Terry R. DeWitt—46,500; James C. Holmes—41,500; and all directors and executive officers as a group (14 persons)—410,750.

(3)
Based on information contained in statements filed with the SEC by the respective reporting persons. The amounts as to which the beneficial owner has sole voting power, shared voting power, sole investment power, or shared investment power are as follows:

			Voting		Investment
Name	Schedule	Date	Sole	Shared	Sole	Shared
Heartland Advisors, Inc. and William Nasgovitz	13G/A	12/31/2010	—	1,432,750	—	1,505,100
First Manhattan Co.	13G/A	12/31/2010	23,900	892,007	23,900	983,943
Dimensional Fund Advisors LP	13G/A	12/31/2010	660,607	—	665,281	—

Equity Compensation Plan Information

        The following table provides information as of December 31, 2010 with respect to the shares of our Common Stock that may be issued under the Company's equity compensation plans:

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders	520,150	$8.32	397,610	(1)
Equity compensation plans not approved by stockholders	—	—	—

Total	520,150	$8.32	397,610

(1)
Issuable shares of Common Stock available under the Company's 2004 Stock Option and Award Plan, the 2006 Stock Option and Award Plan, and the 2010 Stock Option and Award Plan

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file reports of their ownership, and any changes in that ownership, with the SEC. Such persons are required by applicable regulations to furnish us with copies of all reports filed pursuant to Section 16(a). Based solely on our review of such reports and written representations from certain reporting persons that no other reports were required, we believe that for the fiscal year ended December 31, 2010, our executive officers, directors and 10% beneficial owners complied with all Section 16(a) filing requirements, except as shown in the table below:

Name	Number of late reports	Number of transactions not reported timely	Known failure to file report
Richard E. Bean	1	1	None
Dane Fulmer	1	1	None
Robert E. Garrison, II	1	1	None
William P. Hendry	1	None	None
D. Michael Hunter	1	1	None
F. Clay Miller	1	1	None
C. Ivan Wilson	1	1	None

RATIFICATION AND APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 2)

Proposal and General Information

        We have selected KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and we are submitting our selection of KPMG for ratification by stockholders at the Annual Meeting.

        Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required. If the stockholders fail to ratify the election, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such an appointment would be in our best interests and that of our stockholders.

        The Company's independent registered public accounting firm for the fiscal year ended December 31, 2010 was KPMG. It is expected that one or more representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions regarding their audit of our consolidated financial statements and records for the fiscal year ended December 31, 2010.

The Board of Directors recommends a vote FOR the ratification of the selection of KPMG, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Audit Fees

        The following table presents fees billed for professional audit services rendered by KPMG as our independent registered public accounting firm for the audit of our annual financial statements for the fiscal years ended December 31, 2010 and 2009:

	2010	2009
Audit fees	$1,120,927	$1,120,535
Audit-related fees	—	7,500
Tax fees	—	—
All other fees	—	—

Total	$1,120,927	$1,128,035

        Audit Fees.    Audit fees include fees and related expenses ($120,000 and $128,000 for 2010 and 2009, respectively) for professional services rendered by our independent registered public accounting firm for the annual audit of our consolidated financial statements (and the financial statements of certain subsidiaries) and of our internal control over financial reporting, the quarterly review of our financial statements, and services that are normally provided in connection with statutory and regulatory filings.

        Audit-Related Fees.    Audit-related fees in 2009 consist of professional services rendered by KPMG related to the performance of other attestation services that are not otherwise reported under Audit Fees.

        Tax Fees.    We did not engage KPMG for tax services for fiscal years 2010 and 2009.

        All Other Fees.    We did not engage KPMG for other professional services for fiscal years 2010 and 2009.

 Approval of Independent Registered Public Accounting Firm Services and Fees

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company's independent registered public accounting firm. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent registered public accounting firm unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent registered public accounting firm, such audit service shall be deemed to have been pre-approved.

        Pre-approval shall not be required for non-audit services provided by the independent registered public accounting firm, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the 5% of the total amount of revenues paid by the Company to the independent registered public accounting firm during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent registered public accounting firm's engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit for the year in which the non-audit services were commenced.

        The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.

Report of the Audit Committee

        The Audit Committee assists the Board in oversight of the quality and integrity of the Company's accounting, auditing, and financial reporting practices. In performing our oversight function, we have reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2010, as amended, and met with both management and KPMG (independent registered public accounting firm) to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. We also have (1) discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61, as amended (as adopted by the Public Company Accounting Oversight Board in Rule 3200T); and (2) with and without management present, discussed and reviewed the results of KPMG's audit of (i) the Company's consolidated financial statements, and (ii) the effectiveness of internal control over financial reporting.

        Based on these reviews and discussions, and subject to the limitations on the role of the Audit Committee and the Audit Committee's responsibility described in the Audit Committee's written charter, the Audit Committee recommended to the Board that FirstCity's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended.

The Audit Committee: Richard E. Bean, Chairman C. Ivan Wilson Robert E. Garrison, II

 STOCKHOLDER PROPOSALS AND NOMINATIONS

        Pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), and regulations under the Exchange Act, individual stockholders have a limited right to propose for inclusion in the Proxy Statement a single proposal for action to be taken at an annual meeting of the stockholders. Proposals intended to be presented at the annual meeting to be held in 2012 must be received at the Company's principal executive offices no later than March 14, 2012. Such proposals should be addressed as follows: FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714, Attention: Secretary.

        Stockholder proposals submitted outside of the SEC's procedures for including such proposals in the Company's proxy must be mailed or delivered to the attention of the Secretary at the address above and must, in the case of a proposal with respect to the annual meeting to be held in 2012, be received by the Company no later than March 14, 2012. The proposal must comply, in all respects, with the requirements set forth in the Company's bylaws, and the Board may reject any proposal not made in accordance with these requirements. A copy of these requirements is available upon request from the Secretary of the Company at the address set forth above.

        With respect to nominations of one or more persons for election as directors, written notice of the stockholder's intent to make such nomination(s), which notice must comply in all respects with the requirements therefor set forth in the Company's bylaws, must be mailed or delivered to the attention of the Secretary at the address above and must be received by the Company no later than thirty days, and no sooner than sixty days, prior to the date of the 2012 annual meeting of stockholders or, if such annual meeting is not publicly announced at least forty days prior to the date of such annual meeting, no later than the close of business ten days after the date of such public announcement. The nomination must be made in accordance with the provisions in the Company's bylaws, and if the presiding officer of the annual meeting determines that the nomination does not comply with the provisions, he may cause the nomination to be disregarded. A copy of the nomination provisions is available upon request from the Secretary of the Company at the address set forth above.

ADDITIONAL INFORMATION

Annual Report on Form 10-K and Related Amendments

        We are providing with this Proxy Statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 31, 2011 (as amended by Form 10-K/A Amendment No. 1 filed on April 28, 2011), which includes, among other things, the Company's audited consolidated balance sheets at December 31, 2010 and 2009, and the Company's audited consolidated statements of operations, statements of stockholders' equity and comprehensive income and statements of cash flows as of and for each of the years in the two-year period ended December 31, 2010. Any registered stockholder who wishes to receive a copy of the Annual Report on Form 10-K or Proxy Statement may: (1) call FirstCity's investor relations liaison at (866) 652-1810; or (2) mail a request to receive separate copies to: FirstCity Financial Corporation, 6400 Imperial Dr., P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary, and we will promptly deliver the Annual Report and/or Proxy Statement to you upon your request. In addition, a copy of the Company's 2010 Annual Report on Form 10-K, this Proxy Statement, and other periodic filings may be obtained from our website at www.fcfc.com under the "Investors" section and from the SEC's EDGAR database at www.sec.gov.

 OTHER MATTERS

        As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted by the proxy holders in accordance with their best judgment.

By Order of the Board of Directors,

July 7, 2011	Lotte D. Bostick Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

FIRSTCITY FINANCIAL CORPORATION

AUGUST 15, 2011

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on August 15, 2011

The Proxy Statement and the 2010 Annual Report on Form 10-K, as amended, are available at

http://www.fcfc.com/proxy/2011/proxy.htm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1.	Election of eight director nominees to hold office until the 2012 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
NOMINEES:
☐	FOR ALL NOMINEES	O Richard E. Bean
O C. Ivan Wilson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O James T. Sartain
O Dane Fulmer
☐	FOR ALL EXCEPT (See instructions below)	O Robert E. Garrison, II
O William P. Hendry
O D. Michael Hunter
O F. Clayton Miller

INSTRUCTION:                    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.     ☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of selection of KPMG LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2011.	☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please complete, sign, date and return this card promptly in the envelope provided.

Signature of		Signature of
Stockholder	Date:	Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FIRSTCITY FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 15, 2011

The undersigned hereby appoints James T. Sartain and Lotte D. Bostick, jointly and severally, as proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of FirstCity Financial Corporation (the “Company”) to be held at the Company’s principal executive offices located at 6400 Imperial Drive, Waco, Texas 76712, on August 15, 2011 at 11:00 a.m. local time, or at any adjournment or postponement thereof, hereby revoking any proxy heretofore given.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is indicated, the shares will be voted “FOR” the election of the nominees named herein as directors, and “FOR” the ratification of selection of the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2011.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

FIRSTCITY FINANCIAL CORPORATION

AUGUST 15, 2011

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United states or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call, and use the Company Number and Account Number shown on your proxy card. You may enter your voting instructions by telephone up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ACCOUNT NUMBER
-OR-
IN PERSON — You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on August 15, 2011

The Proxy Statement and the 2010 Annual Report on Form 10-K, as amended, are available at

http://www.fcfc.com/proxy/2011/proxy.htm

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect eight directors to hold office until the 2012 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
NOMINEES:
☐	FOR ALL NOMINEES	O Richard E. Bean
O C. Ivan Wilson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O James T. Sartain
O Dane Fulmer
☐	FOR ALL EXCEPT (See instructions below)	O Robert E. Garrison, II
O William P. Hendry
O D. Michael Hunter
O F. Clayton Miller

INSTRUCTION:                    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.     ☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of selection of KPMG LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2011.	☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please complete, sign, date and return this card promptly in the envelope provided.

Signature of		Signature of
Stockholder	Date:	Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.